UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 16, 2016

GSE SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14785	52-1868008
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
1332 Londontown Blvd., Sykesville, MD 21784
(Address of principal executive offices and zip code)

(410) 970-7800
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation or the registrant under any of the following provisions (see General Instructions A.2 below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d - 2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e - 4 (c))

Form 8-K

Item 7.01 Regulation FD Disclosure

In accordance with General Instruction B.2. of Form 8-K,  the following information shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

GSE Systems, Inc. announced today that it is set to join the Russell Microcap® Index at the conclusion of the Russell US Indexes annual reconstitution, effective after the US market opens on June 27, according to a preliminary list of additions posted on June 10, 2016.

 Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release, dated June 16, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GSE SYSTEMS, INC.

Date: June 16, 2016	/s/ Jeffery G. Hough
Jeffery G. Hough
Senior Vice President and Chief Financial Officer